SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported):     January 19, 2006

                           ONSTREAM MEDIA CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                     Florida
                 (State or Other Jurisdiction of Incorporation)

        000-22849                                       65-0420146
   -------------------                               -----------------
(Commission File Number)                    (IRS Employer Identification Number)

                 1291 SW 29 Avenue, Pompano Beach, Florida 33069
                 -----------------------------------------------
                   (Address of executive offices and Zip Code)

                                  (954)917-6655
              (Registrant's Telephone Number, Including Area Code)

                         -------------------------------
          (Former name or former address, if changed since last report)

      Check the appropriate box below if the Form 8-K filing is intended to satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CRF 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

      On January 20, 2006 Onstream Media Corporation issued a press release recapping its January 19, 2006 conference call held to discuss its fiscal year 2005 financial results, new business developments and outlook for fiscal year 2006. This press release also addressed the discussion in that conference call of the going concern qualification received from the independent auditors in their report on the Company's 2005 financial statements. A copy of the press release, which is incorporated herein by reference, is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

Exhibit No.       Description

99.1              Press release dated January 20, 2006

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ONSTREAM MEDIA CORPORATION

                                        By: /s/ Robert E. Tomlinson
                                            -----------------------
January 20, 2006                        Robert E. Tomlinson, CFO